UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2017

J.JILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38026 (Commission File Number)	45-1459825 (I.R.S. Employer Identification No.)

4 Batterymarch Park
Quincy, MA 02169
(Address of Principal Executive Offices) (Zip Code)
(617) 376-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 14, 2017, the Board of Directors (the “Board”) of J.Jill, Inc. (the “Company”) increased the number of directors comprising the Board from eight to nine members and appointed James S. Scully to serve as an additional independent member of the Board.  Mr. Scully will serve as a Class I director and was appointed to the Audit Committee of the Board (the “Audit Committee”).

For his service as a non-employee director, Mr. Scully will participate in the director compensation program arrangements in effect during his service.  He will receive annual cash retainers of $50,000 for service as a director and $7,500 for service as a member of the Audit Committee.  In connection with Mr. Scully’s appointment to the Board, the Board awarded Mr. Scully 3,724 restricted stock units under the Company’s 2017 Omnibus Equity Incentive Plan. The restricted stock units awarded to Mr. Scully shall vest on the earlier of the first anniversary of the date of grant or the date of the consummation of a change in control of the Company.

In connection with Mr. Scully’s election to the Board, the Company has entered into an indemnification agreement with Mr. Scully in substantially the same form as the indemnification agreement entered into with other directors of the Company that was previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-215993). The indemnification agreement provides, in general, that the Company will indemnify Mr. Scully to the fullest extent permitted by law in connection with his service to the Company or on the Company’s behalf.

Item 8.01          Other Events

On August 15, 2017, the Company issued a press release announcing the appointment of Mr. Scully to the Board, a copy of which is furnished herewith as Exhibit 99.1.  Such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits
(d)           Exhibits
Exhibit No.	Description

99.1	Press Release dated August 15, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: August 15, 2017
J.JILL, INC.

By:	/s/ David Biese
	Name:	David Biese
	Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated August 15, 2017.